united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/17

Item 1. Reports to Stockholders.

Pinnacle Sherman Multi-Strategy Core Fund

Class A Shares (APSHX)

Class C Shares (CPSHX)

Class I Shares (IPSHX)

Annual Report

September 30, 2017

1-888-985-9830

www.pinnacletacticalfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholders:

We are pleased to present you with the Annual Report for September 30, 2017 for the Pinnacle Sherman Multi Strategy Core Fund (the Fund).

As of September 30, 2017, the Fund returned the following (Inception date October 1, 2015):

Pinnacle Sherman Multi Strategy Core Fund Share Class	1 Year	Since Inception
Class A share (APSHX) – load waived	10.91%	8.07%
Class C share (CPSHX) – No Load	9.97%	7.26%
Class I share (IPSHX)	11.09%	8.37%
Load Adjusted
Class A share (APSHX)	4.53%	4.92%
Class C share (CPSHX)	9.97%	7.26%

Past Performance does not guarantee future results. It is not possible to invest directly in an index or category average. The maximum sales charge for Class A Shares is 5.75%. Class A Share investors may be eligible for a reduction in sales charges. * The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.09% for Class A, 2.84% for Class C and 1.84% for Class I. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until July 31, 2018, to ensure that the net annual fund operating expenses will not exceed 1.49%, 2.24%, and 1.24% attributable to Class A, C, and I shares respectively, subject to possible recoupment from the Fund in future years. Please review the Fund’s Prospectus for more detail on the expense waiver. For performance information current to the most recent month end, please call toll-free 1-888-985-9830. Class C shares purchased prior to February 1, 2017 that are redeemed during the first 12 months are subject to a contingent deferred sales charge in the amount of the commissions paid on the shares redeemed.

During the same time periods (1 year and since 10/1/15) the Fund’s primary benchmark, the Dow Jones Moderately Aggressive Portfolio Index®, gained 14.37% and 13.12% respectively and the Fund’s Morningstar category average, Morningstar Tactical Allocation®, gained 9.31% and 7.34% respectively.

During these same time periods (1 year and since 10/1/15) domestic equity markets continued to show strong performance as the S&P 500 Total Return gained 18.61% and 16.90% respectively. International equity markets turned around during the last year as can be seen by the MSCI EAFE Index® returning 19.10% over the one-year period ending 9/30/17.

We are pleased with the Fund’s performance compared to its Morningstar category during both the past year and since inception, as it has slightly outperformed the category average during both periods.

However, we have continued to see an equity market environment that is more favorable to a passive allocation versus an active, risk managed methodology. This can be seen in the disparity between the

9038-NLD-10/31/2017

S&P 500 Total Return and the Morningstar Tactical Allocation® category average returns mentioned above. This has in turn been a hindrance when comparing the Fund’s returns to its primary benchmark index, which it has lagged over the past year and since inception.

While we continue to believe in the appropriateness of risk management, the equity markets continue to seemingly just shrug their shoulders. This past year has certainly been one of the least volatile, especially in terms of losing value, as the greatest drawdown experienced by the S&P 500 Total Return over the past year has been a very small -3.67%, and this occurred right at the beginning of the period (9/30/16 – 11/4/16)!

While we have no idea when future market drawdowns will occur or how great their severity will be, we are confident they will occur and we’re confident they’ll be greater than what we’ve experienced this past year.

To manage risk within the portfolio we employ three different risk signals comprising three different outlooks: Long Term Indicator (Bull-Bear Indicator), Quarterly Trend Indicator, and the Short Term Indicator (Shermanator). During this past year (9/30/16 – 9/30/17) we’ve seen both the Long Term Indicator and the Quarterly Trend Indicator remain positive. The Short Term Indicator signaled caution during two periods of time over the past year. It turned negative after the market close on October 13, 2016, and went back to positive after market close on November 11, 2016; it stayed positive then until after the market close on March 24, 2017, and stayed in negative territory until turning positive after market close on September 7, 2017. This negative status from March 24 through September 7 of this year is the longest negative status for the Short Term Indicator.

In hindsight it would have been great to have simply taken on full equity risk in something like the S&P 500 Total Return over the past 5 years. You’ll recall, though, that seemed unwise at the time given everything investors had experienced over the previous 5 years. Is it possible we’re witnessing something similar now, just in reverse? How many investors today will abandon well thought out allocations and strategies employing active risk management for more passive, static allocations simply because of what’s taken place the past 5 years? Will we be looking back 5 years from now and the markets will have fooled investors once again?

While we certainly don’t know the answers to those questions, we do believe the Fund’s systematic, emotionless process will enable it to adjust to changing market environments, and we believe this is preferable compared to simply remaining in a predetermined, passive allocation. We believe this process provides the Fund with the best opportunity to do well in a number of different market scenarios versus hoping things play out the next 5 years the same way they have the last 5 years.

9038-NLD-10/31/2017

Definitions/Glossary

Dow Jones Moderately Aggressive Portfolio Index® – A global benchmark that takes 80% of the risk of the global securities market. It is a total return index that is a time-varying weighted average of stocks, bonds, and cash. The Index is the efficient allocation of stocks, bonds, and cash in a portfolio with 80% of the risk of the Dow Jones Aggressive Portfolio Index. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Morningstar Tactical Allocation® – Asset weighted category average of US based open end mutual funds that Morningstar has assigned to this category. Tactical Allocation portfolios seek to provide capital appreciation and income by actively shifting allocations between asset classes. These portfolios have material shifts across equity regions, and bond sectors on a frequent basis. Returns do reflect internal fees and expenses of the funds included in this category but returns do not reflect any sales charges. The category average is not available for direct investment.

S&P 500® Total Return – The S&P 500® Total Return Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. Returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

The MSCI EAFE Index ® – the MSCI EAFE Index is an equity index which captures large and mid cap representation across developed market countries around the world, excluding the US and Canada. With 910 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The index includes Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

Past Performance does not guarantee future results.

It is not possible to invest in an index or category average.

9038-NLD-10/31/2017

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2017

The Fund’s performance figures* for the period ending September 30, 2017, compared to its benchmark:

		Annualized
		Inception** -
	One Year	September 30, 2017
Pinnacle Sherman Multi-Strategy Core Fund - Class A	10.91%	8.08%
Pinnacle Sherman Multi-Strategy Core Fund - Class A with load	4.55%	4.92%
Pinnacle Sherman Multi-Strategy Core Fund - Class C	9.97%	7.26%
Pinnacle Sherman Multi-Strategy Core Fund - Class I	11.09%	8.38%
Dow Jones Moderately Aggressive Portfolio Index	14.37%	13.13%

*	Performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses, before any fee waivers, are 2.09% for Class A shares, 2.84% for Class C shares and 1.84% for Class I shares per the February 1, 2017 prospectus. For performance information current to the most recent month-end, please call toll-free 1-888-985-9830.

Dow Jones Moderately Aggressive Portfolio Index® – A global benchmark that takes 80% of the risk of the global securities market. It is a total return index that is a time-varying weighted average of stocks, bonds, and cash. The Index is the efficient allocation of stocks, bonds, and cash in a portfolio with 80% of the risk of the Dow Jones Moderately Aggressive Portfolio Index. The Index is calculated on a total return basis with dividends reinvested. The Index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

**	Inception date is October 1, 2015.

Comparison of the Change in Value of a $10,000 Investment

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
PORTFOLIO REVIEW (Unaudited)(Continued)
September 30, 2017

The Fund’s holdings by asset class as of September 30, 2017 are as follows:

Asset Class	% of Net Assets
Equity Funds	96.1%
Other Assets less Liabilities	3.9%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

Pinnacle Sherman Multi-Strategy Core Fund
PORTFOLIO OF INVESTMENTS
September 30, 2017

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 96.1%
	EQUITY FUNDS - 96.1%
102,585	First Trust Developed Markets ex-US AlphaDEX Fund	$6,059,696
209,905	First Trust Emerging Markets AlphaDEX Fund	5,744,050
33,975	First Trust Health Care AlphaDEX Fund *	2,290,595
106,855	First Trust Large Cap Core AlphaDEX Fund	5,867,408
29,410	First Trust Materials AlphaDEX Fund	1,186,693
338,360	First Trust S&P REIT Index Fund	7,875,329
49,250	First Trust Technology AlphaDEX Fund	2,362,522
94,605	iShares Core MSCI EAFE ETF	6,070,803
104,855	iShares Core MSCI Emerging Markets ETF	5,664,267
84,150	iShares S&P 500 Growth ETF	12,068,793
46,950	iShares S&P Mid-Cap 400 Growth ETF	9,500,802
12,355	iShares U.S. Basic Materials ETF	1,183,485
97,835	iShares U.S. Real Estate ETF	7,815,060
15,330	iShares US Technology ETF	2,298,274
82,450	PowerShares QQQ Trust Series 1	11,992,353
54,990	SPDR Dow Jones Industrial Average ETF Trust	12,307,862
23,135	SPDR S&P500 ETF Trust	5,812,206
14,985	Vanguard Health Care ETF	2,281,916
37,735	Vanguard Utilities ETF	4,406,693
	TOTAL EXCHANGE TRADED FUNDS (Cost $107,291,842)	112,788,807

	TOTAL INVESTMENTS - 96.1% (Cost $107,291,842) (a)	$112,788,807
	OTHER ASSETS LESS LIABILITIES - 3.9%	4,522,913
	NET ASSETS - 100.0%	$117,311,720

ETF - Exchange Traded Fund

*	Non-Income producing security

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $107,291,842 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$5,879,184
Unrealized Depreciation:	(382,219)
Net Unrealized Appreciation:	$5,496,965

See Accompanying Notes to Financial Statements.

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017

ASSETS
Investment in securities at value (identified cost $107,291,842)	$112,788,807
Cash and cash equivalents	4,054,657
Receivable for Fund shares sold	447,822
Dividends and interest receivable	127,518
Prepaid expenses and other assets	38,656
TOTAL ASSETS	117,457,460

LIABILITIES
Investment advisory fees payable	52,722
Distribution (12b-1) fees payable	25,317
Payable for Fund shares repurchased	23,890
Payable to related parties	18,720
Accrued expenses and other liabilities	25,091
TOTAL LIABILITIES	145,740
NET ASSETS	$117,311,720

Net Assets Consist Of:
Paid in capital	$106,699,593
Accumulated net realized gain from security transactions	5,115,162
Net unrealized appreciation on investments	5,496,965
NET ASSETS	$117,311,720

Net Asset Value Per Share:
Class A Shares:
Net Assets	$25,056,182
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,158,206
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$11.61
Maximum offering price per share (maximum sales charge of 5.75%)	$12.32

Class C Shares:
Net Assets	$24,709,280
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,155,810
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$11.46

Class I Shares:
Net Assets	$67,546,258
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	5,794,357
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$11.66

(a)	On investments of $1 million or more, the maximum sales charge will not apply. Instead, the investment may be subject to a 1.00% contingent deferred sales charge. A contingent deferred sales charge will be assessed only to Class A and Class C shares purchased prior to February 1, 2017, which are sold within one year of purchase. Class A and Class C shares purchased on or after February 1, 2017 will not be subject to a contingent deferred sales charge.

See Accompanying Notes to Financial Statements.

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2017

INVESTMENT INCOME
Dividends	$1,566,761
Interest	57,283
TOTAL INVESTMENT INCOME	1,624,044

EXPENSES
Investment advisory fees	1,012,486
Distribution (12b-1) fees:
Class A	85,346
Class C	206,042
Administrative services fees	74,823
Transfer agent fees	55,299
Registration fees	53,514
Shareholder service fees	45,554
Printing and postage expenses	29,525
Accounting services fees	28,439
Audit fees	16,498
Trustees fees and expenses	13,799
Compliance officer fees	13,727
Custodian fees	12,761
Legal fees	7,693
Insurance expense	599
Other expenses	9,138
TOTAL EXPENSES	1,665,243
Less: Fees waived by the Adviser	(115,925)
NET EXPENSES	1,549,318
NET INVESTMENT INCOME	74,726

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	5,437,799
Net change in unrealized appreciation on investments	4,117,665

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	9,555,464

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,630,190

See Accompanying Notes to Financial Statements.

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	September 30,	September 30,
	2017	2016**
FROM OPERATIONS
Net investment income (loss)	$74,726	$(31,932)
Net realized gain from security transactions	5,437,799	9,868
Net change in unrealized appreciation on investments	4,117,665	1,379,300
Net increase in net assets resulting from operations	9,630,190	1,357,236

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(61,399)	—
Class C	(67,706)	—
Class I	(118,192)	—
From net investment income:
Class A	(35,042)	—
Class I	(105,220)	—
Net decrease in net assets resulting from distributions to shareholders	(387,559)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	49,852,775	13,944,298
Class C	12,697,188	14,508,131
Class I	47,245,700	27,291,277
Net asset value of shares issued in reinvestment of distributions:
Class A	86,619	—
Class C	62,915	—
Class I	210,703	—
Payments for shares redeemed:
Class A	(41,094,298)	(604,949)
Class C	(4,556,933)	(262,475)
Class I	(11,864,231)	(813,217)
Redemption fee proceeds:
Class A	3,565	228
Class C	666	279
Class I	2,807	805
Net increase in net assets resulting from shares of beneficial interest	52,647,476	54,064,377

TOTAL INCREASE IN NET ASSETS	61,890,107	55,421,613

NET ASSETS
Beginning of Period	55,421,613	—
End of Period *	$117,311,720	$55,421,613
* Includes undistributed net investment loss of:	$—	$—

**	The Pinnacle Sherman Multi-Strategy Core Fund commenced operations on October 1, 2015.

See Accompanying Notes to Financial Statements.

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Period Ended
	September 30,	September 30,
	2017	2016**
SHARE ACTIVITY
Class A:
Shares Sold	4,555,481	1,348,872
Shares Reinvested	7,940	—
Shares Redeemed	(3,696,548)	(57,539)
Net increase in shares of beneficial interest outstanding	866,873	1,291,333

Class C:
Shares Sold	1,168,962	1,419,112
Shares Reinvested	5,804	—
Shares Redeemed	(412,433)	(25,635)
Net increase in shares of beneficial interest outstanding	762,333	1,393,477

Class I:
Shares Sold	4,250,583	2,654,689
Shares Reinvested	19,260	—
Shares Redeemed	(1,052,786)	(77,389)
Net increase in shares of beneficial interest outstanding	3,217,057	2,577,300

**	The Pinnacle Sherman Multi-Strategy Core Fund commenced operations on October 1, 2015.

See Accompanying Notes to Financial Statements.

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended
Class A	September 30, 2017	September 30, 2016 (1)
Net asset value, beginning of period	$10.53	$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.01)	0.01
Net realized and unrealized gain on investments	1.15	0.52	(10)
Total from investment operations	1.14	0.53
Less distributions from:
Net investment income	(0.02)	—
Net realized gains	(0.04)	—
Total distributions	(0.06)	—
Paid-in-Capital From Redemption Fees (2)(9)	0.00	0.00
Net asset value, end of period	$11.61	$10.53
Total return (3)	10.91%	5.30	% (7)
Net assets, at end of period (000s)	$25,056	$13,604
Ratio of gross expenses to average net assets (4)(6)	1.63%	1.72	% (5)
Ratio of net expenses to average net assets (6)	1.49%	1.49	% (5)
Ratio of net investment income (loss) to average net assets (6)(8)	(0.09)%	0.30	% (5)
Portfolio Turnover Rate	337%	449	% (7)

(1)	The Pinnacle Sherman Multi-Strategy Core Fund’s Class A shares commenced operations on October 1, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Not annualized.

(8)	Recognition of net investment income (loss) by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Amount represents less than $0.01 per share.

(10)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the changes in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

See Accompanying Notes to Financial Statements.

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended
Class C	September 30, 2017	September 30, 2016 (1)
Net asset value, beginning of period	$10.46	$10.00
Activity from investment operations:
Net investment loss (2)	(0.06)	(0.08)
Net realized and unrealized gain on investments	1.10	0.54	(10)
Total from investment operations	1.04	0.46
Less distributions from:
Net realized gains	(0.04)	—
Total distributions	(0.04)	—
Paid-in-Capital From Redemption Fees (2)(9)	0.00	0.00
Net asset value, end of period	$11.46	$10.46
Total return (3)	9.97%	4.60	% (7)
Net assets, at end of period (000s)	$24,709	$14,578
Ratio of gross expenses to average net assets (4)(6)	2.38%	2.47	% (5)
Ratio of net expenses to average net assets (6)	2.24%	2.24	% (5)
Ratio of net investment loss to average net assets (6)(8)	(0.56)%	(0.77	)% (5)
Portfolio Turnover Rate	337%	449	% (7)

(1)	The Pinnacle Sherman Multi-Strategy Core Fund’s Class C shares commenced operations on October 1, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Not annualized.

(8)	Recognition of net investment income (loss) by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Amount represents less than $0.01 per share.

(10)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the changes in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

See Accompanying Notes to Financial Statements.

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended
Class I	September 30, 2017	September 30, 2016 (1)
Net asset value, beginning of period	$10.57	$10.00
Activity from investment operations:
Net investment income (2)	0.05	0.01
Net realized and unrealized gain on investments	1.12	0.56	(10)
Total from investment operations	1.17	0.57
Less distributions from:
Net investment income	(0.04)	—
Net realized gains	(0.04)	—
Total distributions	(0.08)	—
Paid-in-Capital From Redemption Fees (2)(9)	0.00	0.00
Net asset value, end of period	$11.66	$10.57
Total return (3)	11.09%	5.70	% (7)
Net assets, at end of period (000s)	$67,546	$27,240
Ratio of gross expenses to average net assets (4)(6)	1.38%	1.47	% (5)
Ratio of net expenses to average net assets (6)	1.24%	1.24	% (5)
Ratio of net investment income to average net assets (6)(8)	0.47%	0.06	% (5)
Portfolio Turnover Rate	337%	449	% (7)

(1)	The Pinnacle Sherman Multi-Strategy Core Fund’s Class I shares commenced operations on October 1, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Not annualized.

(8)	Recognition of net investment income (loss) by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Amount represents less than $0.01 per share.

(10)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the changes in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

See Accompanying Notes to Financial Statements.

PINNACLE SHERMAN MULTI-STRATEGY COREFUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2017

1.	ORGANIZATION

The Pinnacle Sherman Multi-Strategy Core Fund (the “Fund”), is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 under the laws of the state of Delaware. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to seek high total return with reasonable risk. The Fund commenced operations on October 1, 2015.

The Fund currently offers Class A, Class C and Class I shares. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update “ASU” 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments in open-end investment companies are valued at net asset value. Options contracts listed for trading on a securities exchange or board of trade (whether domestic or foreign) for which market quotations are readily available shall be valued at the mean price between the current bid and ask price. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. As of September 30, 2017, Pinnacle Sherman Multi-Strategy Core held $4,054,657 in overnight sweep accounts with Union Bank. These instruments are classified as cash and cash equivalents.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Board of Trustees of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair valuation committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

September 30, 2017 for the Fund’s assets measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$112,788,807	$—	$—	$112,788,807
Total	$112,788,807	$—	$—	$112,788,807

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any Level 2 or Level 3 securities during the period.

Security Transactions and Related Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results from operations, or net asset value per share of the Fund. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in its open tax year 2016 or expected to be taken in the Fund’s 2017 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which they invest, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that Fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $343,562,048 and $293,902,127 respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Pinnacle Family Advisors, LLC serves as the Fund’s Investment Adviser (the “Adviser”).

Pursuant to an Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended September 30, 2017, the Fund incurred $1,012,486 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until July 31, 2018, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expenses on securities sold short, taxes, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 1.49% per annum of Class A average daily net assets, 2.24% per annum for Class C average daily net assets, and 1.24% per annum for Class I average daily net assets (the “expense limitation”).

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses attributable to Class A, Class C and Class I shares are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

expenses to exceed the lesser of the expense limitation in place at the time of the waiver or at the time of the reimbursement. If the Operating Expenses attributable to the Class A, Class C and Class I shares subsequently exceed the expense limitation then in place or in place at time of waiver, the reimbursements shall be suspended. The Adviser may seek recoupment only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the year ended September 30, 2017, the Adviser waived $115,925 in advisory fees due to the advisory fee contractual waiver.

The following amount are subject to recapture by the Fund until the following dates:

9/30/2019	9/30/2020
$93,133	$115,925

Distributor – The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% and 1.00% of the average daily net assets attributable to Class A shares and Class C shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. Pursuant to the Plan, $85,346 in distribution fees for Class A shares and $206,042 in distribution fees for Class C shares were incurred during the year ended September 30, 2017.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. On sales of Class A and C for the year ended September 30, 2017, the Distributor received $95,753 and $55,107 from front-end sales charge of which $13,136 and $10,692 was retained by the principal underwriter or other affiliated broker-dealers for Class A and C respectively.

Class C shares of the Fund are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) of the purchase price on shares purchased prior to February 1, 2017 and redeemed during the first twelve months after their purchase. The table below shows the amount of CDSC paid by shareholders of the Funds during the year ended September 30, 2017.

Fund	CDSC Paid
Pinnacle Multi-Strategy Core Fund Class C	$9,392

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of September 30, 2017, LPL Financial held 40.4% of the voting securities of the Fund and may be deemed to control the Fund.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2017 was as follows:

Fiscal Year Ended
September 30, 2017
Ordinary Income	$387,559
Long-Term Capital Gain	—
Return of Capital	—
$387,559

As of September 30, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficit)
$5,115,162	$—	$—	$—	$—	$5,496,965	$10,612,127

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Permanent book and tax differences, primarily attributable to the reclass of Fund distributions, resulted in reclassifications for the year ended September 30, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$65,536	$(65,536)

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Pinnacle Sherman Multi-Strategy Core Fund and

Board of Trustees of Northern Lights Fund Trust III

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Pinnacle Sherman Multi-Strategy Core Fund (the “Fund”), a series of Northern Lights Fund Trust III, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pinnacle Sherman Multi-Strategy Core Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2017

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
EXPENSE EXAMPLES (Unaudited)
September 30, 2017

As a shareholder of the Pinnacle Sherman Multi-Strategy Core Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Pinnacle Sherman Multi-Strategy Core and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 through September 30, 2017.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
Actual	4/1/17	9/30/17	4/1/17 – 9/30/17	4/1/17 – 9/30/17
Class A	$1,000.00	$1,053.50	$7.67	1.49%
Class C	1,000.00	1,049.50	11.51	2.24
Class I	1,000.00	1,055.20	6.39	1.24

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period
(5% return before expenses)	4/1/17	9/30/17	4/1/17 – 9/30/17	4/1/17 – 9/30/17
Class A	$1,000.00	$1,017.60	$7.54	1.49%
Class C	1,000.00	1,013.84	11.31	2.24
Class I	1,000.00	1,018.85	6.28	1.24

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2017

Renewal of Advisory Agreement – Pinnacle Sherman Multi-Strategy Core Fund*

In connection with a meeting held on May 30 and 31, 2017, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of each of the investment advisory agreement (the “Advisory Agreement”) between Pinnacle Family Advisors, LLC (“PFA”) and the Trust, with respect to the Pinnacle Sherman Multi-Strategy Core Fund ( “Pinnacle MS”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to Pinnacle MS and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Quality and Extent of Services. The Board noted that PFA was founded in 2007, and managed approximately $213 million in assets providing investment management, financial planning and individual and small business consulting. The Board reviewed the background of key investment personnel servicing Pinnacle MS. The Board observed that PFA built and managed its portfolios by researching and analyzing third-party models and signals to determine the allocation to various asset classes, and that its risk management approach was to attempt to reduce the effects of whipsaws caused by multiple signals during trendless markets. The Board noted that PFA performed pre-trade and post-trade reviews to confirm compliance with Pinnacle MS’s investment limitations. The Board noted that PFA used a broker-dealer that it believed met the best execution standards of competitive commissions and quality of service, and reported no material compliance or litigation issues since the previous advisory contract renewal. The Board appreciated PFA’s team approach to servicing clients and its adequate resources to service Pinnacle MS. The Board concluded that PFA should continue to provide quality service to Pinnacle MS and its shareholders.

Performance.

The Board noted that over the one-year period, Pinnacle MS had a second quartile ranking with reasonable returns that were on par with the peer group, but lagged the Morningstar category and benchmark. The Board attributed this underperformance to Pinnacle MS’s allocation to small cap and mid cap equities in early 2017, which lagged large cap equities. The Board remarked, however, that in the since inception period, Pinnacle MS made a strategy change and had a top quartile ranking and outperformed the peer group and Morningstar category while only slightly underperforming its benchmark. The Board observed that the new strategy had been in operation for less than two years, having successfully navigated some volatile periods, with satisfactory results. The Board concluded that PFA made a good decision to change the strategy which resulted in reasonable returns and that PFA should be retained and given the opportunity to manage Pinnacle MS through a full market cycle. Although past performance is not predictive of future returns, the Board concluded that PFA had the potential to provide reasonable results to Pinnacle MS and its shareholders.

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2017

Fees and Expenses.

The Board noted that PFA’s advisory fee of 1.00% was in line with the peer group, and although higher than the Morningstar category, was within the range of both. The Board also noted that the expense ratio was higher than both the peer group and Morningstar category, but that Pinnacle MS’s expense ratio was within the range of both. The Board acknowledged that some of the funds in the selected peer group and Morningstar category were part of large fund complexes that benefitted from economies of scale that did not yet exist for Pinnacle MS. Given these considerations and the fact that the advisory fee was in line with its peer group, the Board concluded that the advisory fee for Pinnacle MS was reasonable.

Economies of Scale. The Board discussed the size of Pinnacle MS and its prospects for growth, concluding that it had not yet achieved meaningful economies justifying breakpoints. The Board noted that PFA agreed to discuss the implementation of breakpoints when PFA begins to achieve material economies of scale related to Pinnacle MS. The Board agreed to monitor and revisit the issue at the appropriate time.

Profitability. The Board reviewed PFA’s profitability analysis in connection with the operation of Pinnacle MS. The Board noted that PFA had earned a very modest profit, before distribution costs, with respect to Pinnacle MS. The Board concluded, therefore, that PFA’s profitability in relation to its operation of Pinnacle MS was not excessive.

Conclusion. Having requested and reviewed such information from PFA as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structure for Pinnacle MS was reasonable and that renewal of the Advisory Agreement was in the best interests of Pinnacle MS and its respective shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2017

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	2	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Wasatch Funds Trust, (since 1986); University of Utah research Foundation (since April 2000); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (October 2009 to June 2014).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	2	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	2	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	2	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Retired (since 2014); Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (1976- 2014); President, Celeritas Rail Consulting (since 2014).	2	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2015); PS Technology, Inc. (2010-2013).

*	As of September 30, 2017, the Trust was comprised of 33 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

9/30/17-NLFT III-v3

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2017

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski* 80 Arkay Drive, Hauppauge, NY 11788 1983	President	August 2017, indefinite	Senior Vice President (since 2017), Vice President and Counsel (2015-2016) and Assistant Vice President (2012–2015), Gemini Fund Services, LLC; Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012).
Brian Curley 80 Arkay Drive, Hauppauge, NY 11788 1970	Treasurer	February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 80 Arkay Drive, Hauppauge, NY 11788 1981	Secretary	November 2013, indefinite	Vice President and Counsel, Gemini Fund Services, LLC (since 2017), Assistant Vice President, Gemini Fund Services, LLC (2014- 2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme 17605 Wright Street, Omaha, NE 68130 1962	Chief Compliance Officer	February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

*	Mr. Malinowski was elected President of the Trust effective August 29, 2017

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-985-9830.

9/30/17-NLFT III-v3

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (402) 493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12 month period ended June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-888-985-9830 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-985-9830.

INVESTMENT ADVISER
Pinnacle Family Advisors, LLC
620 W. Republic Road, Ste. 104
Springfield, MO 65807

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 – $13,500

2016 – $13,500

(b)	Audit-Related Fees

2017 – None

2016 – None

(c)	Tax Fees

2017 – $3,500

2016 – $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 - None

2016 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2017	2016
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - $3,500

2016 - $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Rich Malinowski

Rich Malinowski, Principal Executive Officer/President

Date 12/07/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Rich Malinowski

Rich Malinowski, Principal Executive Officer/President

Date 12/07/17

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 12/07/17